SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2014

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated October 7, 2014 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $500,000,000 aggregate principal amount of the Company’s 3.300% Notes Due 2024 (the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated October 7, 2014 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on October 22, 2014.

The Notes will be sold to the public at a price equal to 102.069% of the aggregate principal amount of the Notes ($510,345,000 in proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the Notes, will be $508,095,000.

The Notes will form part of the Company’s series of 3.300% Notes Due 2024 (the “2024 Series”) originally issued on April 22, 2014. The terms of the Notes, other than their issue date and public offering price, will be identical to the terms of the $1,000,000,000 principal amount of notes of the 2024 Series offered and sold by the Company by means of its prospectus supplement dated April 15, 2014 and the accompanying prospectus. The Notes will have the same CUSIP, ISIN and Common Code numbers as the other notes of the 2024 Series. After the consummation of the offer and sale of the Notes, the aggregate principal amount of all of the notes of the 2024 Series outstanding will be $1,500,000,000.

The Notes will be senior unsecured debt securities of the Company and will rank equally with all of the other senior, unsecured and unsubordinated debt obligations of the Company. The 2024 Series were created and established, and their terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms of the Notes are as set forth in the Indenture and in the form of the Global Note (referred to below) that will represent the Notes.

The material terms of the Notes are described in the Company’s prospectus supplement dated October 7, 2014, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 22, 2011, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 8, 2014 pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated October 7, 2014, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on October 7, 2014.

The Notes will be delivered in book-entry form only. The Notes will be represented by a global note, in the principal amount of $500,000,000 (the “Global Note”), which will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Note will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 3.300% Notes Due 2024, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2024 Series in accordance with the Indenture; (iv) the form of the Global Note; and (v) the opinion of Andrews Kurth LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3ASR (File No. 333-178706), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1(a)	Pricing Agreement, dated October 7, 2014, between the Company and the Underwriters, together with the Underwriting Agreement, dated October 7, 2014, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 3.300% Notes Due 2024 of the Company (incorporated by reference to Exhibit 4(b) to the Company’s Current Report on Form 8-K as filed with the Commission on April 21, 2014)

4(b)	Form of Global Note to represent the 3.300% Notes Due 2024 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated October 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2014

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
	Name:	Charles M. Holley, Jr.
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

(d)	Exhibits

Exhibit
Number	Description

1(a)	Pricing Agreement, dated October 7, 2014, between the Company and the Underwriters, together with the Underwriting Agreement, dated October 7, 2014, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 3.300% Notes Due 2024 of the Company (incorporated by reference to Exhibit 4(b) to the Company’s Current Report on Form 8-K as filed with the Commission on April 21, 2014)

4(b)	Form of Global Note to represent the 3.300% Notes Due 2024 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated October 17, 2014